MANAGEMENT AGREEMENT

             This is a Management Agreement dated as of November 21, 2001 by and among (i) AMERICA'S PEO Holdings, Inc. ("PEO"), (ii) the officers and directors (former stockholders) of PEO (namely, Adrienne Hopkins, Neal Snyder and Tom Cunningham, each a "PEO Shareholder" and collectively the "PEO Shareholders"),
(iii) Paul Hopkins, and (iv) Certified Services, Inc. ("CSRV"), with respect to the management of PEO and CSRV and the PEO Affiliates (as defined below);

            In consideration of the foregoing, the covenants and obligations set forth below, the parties agree as follows:

                                    ARTICLE I
                              CORPORATE GOVERNANCE

         1.1. PEO Director Position. At any time and from time to time, CSRV shall be entitled to designate one director to the Board of Directors of PEO which shall consist of three (3) members or of any entity, the financial results of which are reported on a consolidated basis with PEO, including without limitation any entity in which PEO, directly or indirectly, has a controlling interest (a "PEO Affiliate"). Each of the PEO Shareholders shall vote such Shareholder's shares of Common Stock, at each regular or special meeting of the shareholders of PEO called for the purpose of filling positions on the Board of Directors of PEO, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions necessary, to ensure the election and continued appointment to PEO's or PEO Affiliate's Board of Directors, or other board with ultimate management authority over such entity (collectively, the "PEO Boards"), of such individual designated by CSRV. Danny Pixler is hereby designated as the CSRV representative for this purpose.

         1.2 CSRV  Director  Position.  At any time and from time to time,  Paul
Hopkins shall be entitled to designate two (2) directors to the Board of Directors of CSRV which shall consist of five (5) members. In the event of Hopkins' death or incapacity, the right to designate two (2) directors to the CSRV Board of Directors shall devolve to Neal Snyder, and in the event of Snyder's death or incapacity, such right shall devolve to Tom Cunningham. Each of the CSRV Shareholders, as defined herein, shall vote such Shareholder's shares of Common Stock, at each regular or special meeting of the shareholders of CSRV called for the purpose of filling positions on the Board of Directors of CSRV, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions necessary, to ensure the election and continued appointment to CSRV's Board of Directors of such individual designated by Hopkins (or Snyder or Cunningham, as the case may be).

         1.3 Approval Rights. PEO shall not undertake, and shall cause the PEO Affiliates not to take, any of the following actions (each, a "Significant Action") without the approval of CSRV.

         (i) (A) the sale, merger or consolidation of PEO or any affiliate as set forth in Schedule 2.4 to the Shareholder Purchase Agreement among the parties hereto the date hereof (the "Purchase Agreement")(each a "Affiliate" and collectively the "Affiliates"), (B) the disposition of all or substantially all of the business, assets or common stock of PEO or any Affiliate, (C) the conveyance, sale, lease, transfer or other disposition of PEO's or a Subsidiaries' property, business or assets, (D) the acquisition of any assets (other than in the ordinary course of business), stock or business by PEO or a Affiliate;

         (ii) the issuance of any stock or any class of securities in PEO or any Affiliate;

         (iii) the declaration or payment of any dividend or other distribution in respect of any Common Stock or other capital stock or the repurchase of any Common Stock or other capital stock in PEO or any Affiliate;

         (iv) the liquidation, recapitalization or dissolution of PEO or any Affiliate;

         (v) the filing of a bankruptcy petition by PEO or any Affiliate;

         (vi) the entering into of any agreement relating to the incurrence of any indebtedness outside the ordinary course of business except pursuant to the $5 million line of credit established by CSRV for the exclusive use of PEO, as contemplated by the Purchase Agreement;

         vii) the payment of any capital expenditure outside the ordinary course of business by PEO or any Affiliate;

         (viii) any amendment to the Charter or by-laws of PEO or any Affiliate;

         (ix) (A) the appointment of or any change in the independent public auditors of PEO or any Affiliate from St. Clair CPAs, the current independent auditors of PEO and its Subsidiaries, or (B) any material change in the accounting policies of PEO or any Affiliate, including any change in fiscal year;

         (x) the entering into or amending of any transaction or arrangement (including compensation and benefit arrangements) which is or would be required to be disclosed in Schedule 2.20 to the Purchase Agreement; or

         (xi) the entry into any major line of business (other than the sale of employee benefit programs, personnel and commercial lines of insurance, payroll service and/or insurance agency) , the exit of any major line of business, or any other material change in the nature of PEO's and any Affiliate's business, except as specified in this (xi);



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

         PEO's obligation to obtain written approval of the CSRV shall in no way be affected or limited by the actions of the director designated by CSRV.

         1.4 Information Rights. Each of the CSRV director and PEO director elected pursuant hereto shall have the right to any and all information respecting the company of which they are a director or of any PEO Affiliate or CSRV affiliate promptly after requesting same.

                                   ARTICLE II
                                MANAGEMENT OF PEO

         2.1 Authority Vested In Board of Directors. The management of PEO and the PEO Affiliates is vested solely in the Board of Directors of PEO and all decisions regarding PEO, the PEO Affiliates and their business shall be made by the PEO Board of Directors, subject to the provisions of Section 1.3. Neither CSRV, the CSRV Shareholders nor any of their affiliates shall take any action whatsoever to diminish the authority of the Board of Directors of PEO or the PEO Affiliates or to interfere with the management of PEO and the PEO Affiliates, except as permitted by PEO's articles of incorporation by laws and their laws of the state of PEO's conjunction

         2.2 Election of Directors. CSRV is entitled to designate one director of PEO and any PEO Affiliate pursuant to Section 1.1. All other seats on the Board of Directors of PEO and the PEO Affiliates shall be filled by the vote of the holders of PEO Common stock as permitted by PEO's articles of incorporation, by laws and the laws of the state of PEO's conjunction.

         2.3 Acquisition; Use of Assets. Any acquisitions of the assets or stock of other entities or persons or acquisitions involving the assets and/or liabilities of PEO or the PEO Affiliates shall be approved by the PEO Board of Directors and shall not be affected in any way by CSRV in its capacity as a stockholder of PEO or the CSRV Shareholders, except as contemplated by Section
1.3 above. CSRV shall not, directly or indirectly, in any way spend, distribute or use any funds or other assets of PEO or the PEO Affiliates for any acquisitions without the unanimous approval of the Board of Directors of PEO. Any entities (and their assets) acquired with assets of PEO shall be wholly owned subsidiaries of PEO.

                                   ARTICLE III
                                  MISCELLANEOUS

         3.1 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of laws principles.



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

         The parties hereby irrevocably submit to the jurisdiction and venue of any state or federal court sitting in or Jefferson County, Kentucky in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such State or federal Court. The parties hereby irrevocably waive, to the fullest extent they may do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereby consent and agree that the summons and complaint and any other process which may be serviced in any such action or proceeding may be served by mailing (certified mail, return receipt) a copy of such process to the Sellers at their residence address as set forth below and to the registered agent for any corporation. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         3.2. Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on each of the parties, notwithstanding that all the parties are not signatory to the original or the same counterpart. The delivery of a telecopied executed signature page hereunder shall constitute and be deemed delivery of the original executed signature page.

         3.3. No Assignment. This Agreement may not be assigned, transferred or hypothecated by any party hereto other than by operation of law except that Buyer, upon 30 days prior written notice to the PEO Shareholders and PEO, shall, upon the PEO Shareholders' request, assign in whole or in part its rights and obligations hereunder to any party which succeeds to all or substantially all the business and assets of the PEO and the PEO Affiliates. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties' respective heirs, successors and assigns.

         3.4 No strict construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any person or entity by virtue of the authorship of any of the provisions of this Agreement.

         3.6 Termination. This Agreement and the respective obligations of the parties hereto (other than obligations set forth in this Section 3.6) shall terminate upon the satisfaction of all obligations of CSRV to the PEO Shareholders under Article I of the Purchase Agreement and Plan of Reorganization among them dated the date hereof. In connection therewith, PEO and the PEO Shareholders shall provide for prompt replacement of the PEO Boards upon the termination of this Agreement, which replacement shall be capable of being effected, directly or indirectly, by PEO, for any or no reason.



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



         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

CERTIFIED CERVICES, INC.                    AMERICA'S PEO HOLDINGS, INC.


BY:                                                BY:_______________________
   ------------------------------------            Adrienne Hopkins, President
      William Keywan, President



                                            -------------------------
                                                     Neal Snyder


                                            -------------------------
                                                     Tom Cunningham


                                            -------------------------
                                                     Adrienne Hopkins



ACKNOWLEDGED AND AGREED:
-----------------------

The undersigned, Neal Snyder and Tom Cunningham, hereby execute this Agreement solely to evidence their acknowledgement of and consent to the provisions of
Section 1.2 of this Agreement regarding designation of director to the CSRV Board of Directors:


----------------------------------          ----------------------------
Neal Snyder                                       Tom Cunningham


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